UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2004

Mercury Interactive Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Borregas Avenue, Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 822-5200

(Registrant’s Telephone Number, Including Area Code)

Item 7.    Exhibits

The following exhibit is furnished herewith:

99.1    Press release dated January 21, 2004

Items 12.    Results of Operations and Financial Condition

On January 21, 2004, Mercury Interactive Corporation issued a press release announcing financial results for its quarter ended and the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2004	MERCURY INTERACTIVE CORPORATION

	By:	/S/ SUSAN J. SKAER

	Name:	Susan J. Skaer

Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	The following exhibit is furnished herewith: Press release dated January 21, 2004